                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 31, 2001

                      CONSECO FINANCE SECURITIZATIONS CORP.
                                 as Depositor of

          Conseco Finance Recreational Enthusiast Consumer Trust 2001-A
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                    333-91557-01             41-2018457
----------------------------     -------------------    ---------------------
(State or other jurisdiction        (IRS employer       (Commission File No.)
     of incorporation)           Identification No.)


   300 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
  ----------------------------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (651) 293-3400
                                                           --------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 1.       Changes in Control of Registrant.
              --------------------------------

                  Not applicable.

Item 2.       Acquisition or Disposition of Assets.
              ------------------------------------

                  Not applicable.

Item 3.       Bankruptcy or Receivership.
              --------------------------

                  Not applicable.

Item 4.       Changes in Registrant's Certifying Accountant.
              ---------------------------------------------

                  Not applicable.

Item 5.       Other Events.
              ------------

                  On October 31, 2001, the Conseco Finance Recreational Enthusiast Consumer Trust 2001-A issued $410,900,000 in aggregate principal amount of Asset-Backed Notes. The Notes were sold pursuant to a prospectus supplement, dated October 26, 2001, to a prospectus dated October 26, 2001.

Item 6.       Resignations of Registrant's Directors.
              --------------------------------------

                  Not applicable.

Item 7.       Financial Statements and Exhibits.
              ---------------------------------

                  (a)  Financial statements of businesses acquired.

                       Not applicable.

                  (b)  Pro forma financial information.

                       Not applicable.

                                       2

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                  (c)  Exhibits.

                       The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

                       Exhibit No.  Description

                           4.1 Trust Agreement between Conseco Finance Securitizations Corp., as Depositor, and Wilmington Trust Company, as Owner Trustee, dated as of October 1, 2001.

                           4.2 Sale and Servicing Agreement between Conseco Finance Recreational Enthusiast Consumer Trust 2001-A, Conseco Finance Corp., as Originator and Servicer, and Conseco Finance Securitizations Corp., as Seller, dated as of October 1, 2001.

                           4.3      Indenture between Conseco Finance
                                    Recreational Enthusiast Consumer Trust
                                    2001-A, as Issuer, and U.S. Bank Trust
                                    National Association, as Indenture Trustee, dated as of October 1, 2001.

                           4.4 Transfer Agreement between Conseco Finance Corp., as Seller, and Conseco Finance Securitizations Corp., as Purchaser, dated as of October 1, 2001.

                           4.5 Administration Agreement among Conseco Finance Recreational Enthusiast Consumer Trust 2001-A, as Issuer, Conseco Finance Securitizations Corp., as Administrator, and U.S. Bank Trust National Association, as Indenture Trustee, dated as of October 1, 2001.

                           5.1 Opinion of Dorsey & Whitney LLP dated October 31, 2001 as to legality.

                           8.1 Opinion of Dorsey & Whitney LLP dated October 31, 2001, relating to tax matters.

                                       3

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CONSECO FINANCE SECURITIZATIONS CORP.


                                   By: /s/ Timothy R. Jacobson
                                       --------------------------------------
                                       Timothy R. Jacobson
                                       Vice President and Assistant Treasurer




















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